Trading Property	12 Months Ended
Dec. 31, 2018
Trading Property [Abstract]
TRADING PROPERTY

NOTE 4:- TRADING PROPERTY

a.	Composition:

	December 31
	2018	2017
	NIS in thousands

Balance as of January, 1	492,619	1,310,549

Construction costs	-	7,895
Disposal during the year (1)	(11,836)	(736,484)
Write-down to net realizable value (see b below)	(107,009)	(92,398)
Deconsolidation of PC and EPI (see Note 19 b)	(382,033)	-
Foreign currency translation adjustments	8,259	3,057

Balance as of December, 31	-	492,619

(1)	On December 24, 2018 PC has signed a definitive agreement for the sale of its (indirectly) 100% stake (on an “as is” basis) in a circa 15,000 sqm plot in Athens, Greece, for consideration of EUR 1 million (NIS 4.3 million).

b.	Additional information: -

Write down trading properties per project:

	December 31
	2018	2017
Project name (City, Country)	NIS in thousands

Chennai (Kadavantara, India) - see Note 6(a)(2)(a)	-	7,879
Bangalore (Aayas, India) - see Note 6(a)(2)(b)	(13,939)	35,178
Helios Plaza (Athens, Greece)	4,867	-
Lodz Plaza (Lodz, Poland)	8,275	4,983
Krusevac (Krusevac, Serbia)	1,277	1,661
Casa radio (Bucharest, Romania) (See c1 below)	103,760	41,946
Lodz residential (Lodz, Poland)	429	415
BAS (Romania)	2,340	-
Arena Plaza extention (Budapest, Hungary)	-	336

	107,009	92,398

Change in provision in respect to PAB	5,298	(1,641)

	112,307	90,757

c.	Additional information in respect of PC’s trading property:

1. Casa radio:

One of PC’s most significant projects under development is the Casa radio project in Bucharest, Romania. The Casa radio Project cost in the Group’s financial statements as of December 31, 2018, amount to NIS 189 million (2017 - NIS 263 million).

In 2006 PC entered into an agreement according to which it acquired 75% interest in a company (“Project SPV”) which is under a PPP agreement with the Government of Romania to develop the Casa radio site in the center of Bucharest (“Project”). After signing the PPP agreement, PC holds indirectly 75% of the shares in the Project SPV, the remaining 25% are held by the Romanian authorities (15%) and a third party private investor (10%).

As part of the PPP, the Project SPV was granted with development and exploitation rights in relation to the site for a period of 49 years, starting December 2006 (37 years remaining at the end of the reporting period). As part of its obligations under the PPP, the Project SPV has committed to construct a Public Authority Building (“PAB”) measuring approximately 11.000 square meters for the Romanian Government at its own cost.

Large scale demolition, design and foundation works, financed by loans given to the Project SPV by PC were performed on the construction site until 2010, when current construction and development was put on hold due to lack of progress in the renegotiation of the PPP agreement with the Authorities, as discussed in subsection (c) below, and the global financial crisis. These circumstances (and mainly the bureaucratic deadlock with the Romanian Authorities to deal with the issues specified below caused the Project SPV not to meet the development timeline of the Project, as specified in the PPP.

However, PC management believes that it had legitimate reasons for the delays in this timeline, as discussed in subsection (c) below.

a)	Obtaining of the Detailed Urban Plan (“PUD”) permit:

The Project SPV obtained the PUD related to this project in September 2012. Furthermore, on December 13, 2012, the Court took note of the waiver of the claim submitted by certain plaintiffs and rejected the litigation aiming to cancel the approval of the Zonal Urban Plan (“PUZ”) related to the Project. The court decision is irrevocable.

As the PUD is based on the PUZ, the risk that the PUD would be cancelled as a result of the cancellation of the PUZ was removed following the date when the PUZ was cleared in court on December 13, 2012.

b)	Discussions with authorities on construction time table deferral:

Following the Court decision with respect to the PUZ, the Project SPV was required to submit a request for building permits within 60 days from the approval date of the PUZ/PUD and commence development of its project within 60 days after obtaining the building permit. The building permits have not been obtained.

However, due to substantial differences between the approved PUD and stipulations in the PPP agreement as well as changes in the EU directives concerning environmental considerations in buildings used by public authorities the Project SPV attempted to renegotiate the future development of the Project with the Romanian Authorities on items such as time table, structure and milestones as well as adaptation of the PAB development to the current EU requirements.

Despite many notifications sent to the Romanian Authorities expressing a wish to renegotiate the existing PPP agreement no major breakthrough could be achieved. PC could be subject to significant delay penalties under the terms of the PPP agreement if it is determined that PC was at fault in causing the delays.

Because of the failure of the public authorities to cooperate, negotiate and adjust the PPP agreement, the Project SPV was not able to meet its obligations under the PPP. This resulted in a situation where the Project SPV could not “de facto” continue the execution of the Project and created a risk that the public authorities could attempt to terminate the PPP agreement. In the event that the public authorities seek to terminate the PPP Agreement and/or seek to impose penalties, PC may incur penalties and/or recover less than the carrying amount of the Casa radio asset recorded in the consolidated financial statements as at year end (NIS 107 million). As of the date of approval of PC’s consolidated financial statements the Project SPV did not receive any termination notification by the public authorities.

PC believes that although there is no formal obligation for the Romanian Authorities to renegotiate the PPP agreement, such obligation is implicitly provided for the situation when significant unexpected circumstances arise and that the unresponsiveness of the authorities is a violation of the general undertaking to support the Project SPV in the execution of the Project as agreed in the PPP agreement.

PC believes that the risk that the public authorities may seek to terminate the PPP and/or relevant permits on the basis of the perceived breach of the PC’s commitments and/or may seek to impose delay penalties on the basis of the PPP contract is unlikely given the public authorities have not sought to do such since the perceived breach in 2012 and given PC believes that it has basis for counter claims against the relevant public authorities.

In the case of termination for breach under the PPP agreement the relationship and compensation between the parties is to be decided by a competent court of arbitrations. PC’s management believe that, in the case of termination, PC has a strong case to claim compensation for damages.

Since 2016 PC’s management has taken a number of steps in order to unblock the development of the project and mitigate the risk of termination of the PPP agreement, including commencing a process to identify third party investors willing and capable to join PC for the development of the project and/or potential buyers for the Project. PC’s management believes that reputable investors with considerable financial strength can enhance PC’s negotiation position vis-à-vis the public authorities and assist in advancing an amicable agreement with the relevant authorities with respect to the development of the project. As a result of its ongoing efforts, a non-binding LOI for the sale of its holdings was signed after the balance sheet date (see (d) below).

PC’s management considers the risk of termination of the PPP agreement and/or the imposition of penalties by the authorities to be unlikely and the consolidated financial statements do not include any provision in respect to any potential future penalties in respect to the breach of the PPP agreement.

c)	Co-operation with the Romanian Authorities regarding potential irregularities:

In 2015, PC’s board and management became aware of certain issues with respect to certain agreements that were executed in the past in connection with the Project. In order to address this matter, PC’s board appointed the chairman of it’s Audit Committee to investigate the matters and independent law firms to analyze the available alternatives in this respect. The chairman of the Audit Committee did not conclude the investigation as the person with key information was not available to answer questions. PC’s Board, among other steps, implemented a specific policy in order to prevent the reoccurrence of similar issues and appointed the chairman of the audit committee to monitor the policy’s implementation by PC’s management. In addition, it was decided that in the future certain agreements will be brought to PC’s board’s approval prior to signing.

PC has approached and is co-operating fully with the relevant Romanian Authorities regarding the matters that have come to its attention and it has submitted its initial findings in March 2016 to the Romanian Authorities. PC, during this process has been verbally informed by the Romania Authorities that it has received immunity from certain potential criminal charges and received further verbal assurance that the mentioned investigation should have no effect on the PC’s existing legal rights to the Project and the PPP Agreement. As the investigation by the Romanian Authorities is still on-going, PC in unable to comment further on any details related to this matter. PC’s management is currently unable to estimate any monetary sanctions in respect to the potential irregularities, consequently no provision has been recorded in connection with these matters.

For more information see Note 13b6.

d)	Provision in respect of PAB:

As mentioned in point a above, when PC entered into an agreement to acquire 75% interest in the Project SPV it assumed a commitment to construct the PAB at its own costs for the benefit of the Romanian Government. Consequently, the statement of financial position of PC includes a provision in the amount of € 14 million (NIS 60 million) in respect of the construction of the PAB (December 31, 2017: € 12.8 million). During 2018, PC recorded expenses in total amount of EUR 1.2 million (NIS 5.3 million) from change in PAB provision as part of write down of trading properties (in 2017 income - EUR 0.4 million).

PC’s management believes that the current level of provision is an appropriate estimation in the current circumstances. Upon reaching concrete agreements with Authorities, PC will be able to further update the provision.

e)	LOI to sale Casa Radio

On February 11, 2019 PC signed a non-binding Letter of Intent (“LOI”) with AFI Europe N.V. (the “Purchaser”, and together with the Company, the “Parties”), for the sale of its entire indirect shareholdings (75%) in the Casa Radio Project, for a maximum consideration of EUR 60 million (NIS 258 million), subject to the fulfilment of certain conditions as specified in the LOI.

Following the execution of the LOI, the Purchaser shall have a period of 3 months to conduct due diligence investigations, after which, if satisfactory, a pre-sale agreement will be executed within 30 days following the conclusion of the due diligence investigations. (the “Pre-Sale Agreement”).

In the framework of the Pre-Sale Agreement, the Purchaser will pay PC a non-refundable down payment. 15 months following the execution of the Pre-Sale Agreement, and subject to the satisfactory fulfillment of certain conditions precedent, the Parties will sign a sale agreement.

As of the date hereof, there can be no certainty that, either the Pre-Sale Agreement nor the Sale Agreement will be executed and/or that the Transaction will be consummated as presented above or at all.

f)	In 2017 the trading property Casa Radio was valued using the Residual technique which set a value of EUR 50 million. Prior to the signing of the LOI, PC had obtained an updated appraisal as of December 31, 2018 based on the same technique which reflected a value of EUR 43 million.

Following several years of efforts to promote the development of the project either by bringing a partner or through the sale of PC’s holdings, a number of serious proposals were received during the course of 2018 from serious and experienced real estate investors which were examined by management and the board. The management and the board of directors came to the conclusion that the proposed price and terms of LOI are optimal and reasonable considering PC’s current status and decided to sign a LOI with AFI Europe.

Following signing of LOI as described above PC measured the net realizable value of the project based on the signed LOI .For this purpose, a valuation was performed through an external appraiser whose opinion does not reflect the risk related to uncertainty in respect of fulfilment of the closing conditions, as described above and derived to a value of EUR 37.7 million. As a result, PC’s management assumed additional discount of 33.3% in order to reflect this uncertainty which resulted in value of the proposed deal of EUR 25 million.

Accordingly, since the value based on the Residual technique is higher than estimated value of the proposed deal, as of December 31, 2018, PC recorded Casa Radio project at its net realizable value in the amount of EUR 25 million (trading property is presented at gross basis in the amount of EUR 39.1 million and provision for PAB liability in the amount of EUR 14.1 million).

Following parameters have been considered to arrive at the net realizable value of the property:

Risk category	Rate	Comments
Asset risk	7.63%	7.25% Prime Yield - the prime real estate yield as a basis for the computation of the discount rate since this risk reflects investors’ sentiment regarding the country risk as well as liquidity/industry risk; and

0.38% Submarket risk - based on relevant transactions recently closed but as well as considering current market sentiment, the respective prime yield was adjusted, for each asset class planned to be developed on the site

		The overall estimated transaction yield is resulting from the weighted average, for each asset class, between the expected GLA and its respective transaction yield.
Approval risk	0.00%	The assessment assumed that all authorizations will be obtained therefore no risk was considered in this respect.
Project risk	1.75%	Considering the legal specificities of the transaction (PPP legal framework), the potential delays in obtaining all authorizations/approvals as well as the potential findings during the due diligence phase, a component of construction risk as well inherent to a development project - it was assumed an overall project risk of 1.75%
Counterparty risk	5.00%	Considering the macroeconomic instability, the end of the ECB’s quantitative easing, the recent widening spread, the forecasted interest rate growth as well as local financing conditions, an estimated of 5% counterparty risk for this transaction.
Discount rate	14.38%